Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell Vice Chairman, President and Chief Financial Officer (650) 234-6000
ROBERT HALF REPORTS SECOND-QUARTER FINANCIAL RESULTS

MENLO PARK, Calif., July 23, 2015 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the second quarter ended June 30, 2015.
For the quarter ended June 30, 2015, net income was $89.7 million, or $.67 per share, on revenues of $1.27 billion. Net income for the prior year’s second quarter was $75.1 million, or $.55 per share, on revenues of $1.16 billion.
For the six months ended June 30, 2015, net income was $167.6 million, or $1.25 per share, on revenues of $2.48 billion. For the six months ended June 30, 2014, net income was $136.7 million, or $1.01 per share, on revenues of $2.25 billion.
“We reached the half-year mark with all-time high quarterly results, led by Protiviti and Robert Half Technology,” said Harold M. Messmer, Jr., chairman and CEO of Robert Half. “Continued strong demand for our staffing and consulting services contributed to a record quarter. Overall, revenues grew by 9 percent over the prior year on a reported basis, or 13 percent adjusted for currency. Protiviti again reported excellent results, with currency-adjusted revenues up 23 percent from the previous year. Our staffing divisions also performed well, with revenues up 12 percent year over year adjusted for currency. As with the first quarter, growth rates were best in our U.S. operations, but we also saw nice growth internationally.”
Added Messmer, “This was Robert Half's 21st straight quarter of double-digit net income and earnings per share percentage growth on a year-over-year basis. Unlevered return on equity was 36 percent.”
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 877-814-0475 (+1-706-643-9224 outside the United States). The password is “Robert Half.”
A taped recording of this call will be available for replay beginning at approximately 8 p.m. EDT today and ending at 8 p.m. EDT on August 23. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 73838336. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com.

Founded in 1948, Robert Half is the world’s first and largest specialized staffing firm and a recognized leader in professional consulting and staffing services. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half® Management Resources, for temporary, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled administrative support professionals; Robert Half® Technology, for project and full-time technology professionals; Robert Half® Legal, for project and full-time staffing of lawyers, paralegals and legal support personnel; and The Creative Group®, for interactive, design, marketing, advertising and public relations professionals. Robert Half also is the parent company of Protiviti®, a global consulting firm that helps companies solve problems in finance, technology, operations, governance, risk and internal audit.
Robert Half has staffing and consulting operations in more than 400 locations worldwide.

Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.

These risks and uncertainties include, but are not limited to, the following: the global financial and economic situation; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for temporary employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services, on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its temporary employees, or for events impacting its temporary employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of healthcare reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(Unaudited)		(Unaudited)

Net service revenues	$1,272,058	$1,164,914	$2,477,621	$2,249,256
Direct costs of services	741,556	686,470	1,453,032	1,332,317

Gross margin	530,502	478,444	1,024,589	916,939

Selling, general and administrative expenses	381,355	354,791	747,340	691,177
Amortization of intangible assets	—	224	—	557
Interest income	(88)	(224)	(160)	(462)

Income before income taxes	149,235	123,653	277,409	225,667
Provision for income taxes	59,529	48,513	109,781	88,976

Net income	$89,706	$75,140	$167,628	$136,691

Diluted net income per share	$.67	$.55	$1.25	$1.01

Shares:
Basic	132,499	134,699	132,786	135,014
Diluted	133,553	135,708	133,918	135,932

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Quarter Ended June 30,				Six Months Ended June 30,
	2015		2014		2015		2014
	(Unaudited)				(Unaudited)
REVENUES:
Accountemps	$429,533	33.8%	$402,996	34.6%	$843,375	34.0%	$786,020	34.9%
OfficeTeam	242,102	19.0%	226,505	19.4%	473,195	19.1%	437,565	19.5%
Robert Half Technology	165,618	13.0%	141,988	12.2%	319,362	12.9%	274,293	12.2%
Robert Half Management Resources	142,349	11.2%	139,549	12.0%	287,188	11.6%	270,730	12.0%
Robert Half Finance & Accounting	110,583	8.7%	102,827	8.8%	208,996	8.4%	195,452	8.7%
Protiviti	181,873	14.3%	151,049	13.0%	345,505	14.0%	285,196	12.7%
Total	$1,272,058	100.0%	$1,164,914	100.0%	$2,477,621	100.0%	$2,249,256	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$365,804	37.3%	$332,733	36.5%	$714,562	37.2%	$641,923	36.3%
Permanent placement staffing	110,377	99.8%	102,781	100.0%	208,616	99.8%	195,383	100.0%
Risk consulting and internal audit services	54,321	29.9%	42,930	28.4%	101,411	29.4%	79,633	27.9%
Total	$530,502	41.7%	$478,444	41.1%	$1,024,589	41.4%	$916,939	40.8%

OPERATING INCOME:
Temporary and consultant staffing	$104,612	10.7%	$88,756	9.7%	$197,413	10.3%	$166,241	9.4%
Permanent placement staffing	24,052	21.8%	22,448	21.8%	43,083	20.6%	39,723	20.3%
Risk consulting and internal audit services	20,483	11.3%	12,449	8.2%	36,753	10.6%	19,798	6.9%
Total	$149,147	11.7%	$123,653	10.6%	$277,249	11.2%	$225,762	10.0%

SELECTED CASH FLOW INFORMATION:
Amortization of intangible assets	$—		$224		$—		$557
Depreciation expense	$13,562		$11,863		$26,568		$24,063
Capital expenditures	$16,177		$10,642		$29,523		$23,085
Open market repurchases of common stock (shares)	900		481		1,381		1,306

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	June 30,
	2015	2014
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$313,131	$307,778
Accounts receivable, less allowances	$687,029	$617,200
Total assets	$1,735,170	$1,588,445
Current liabilities	$675,769	$580,890
Notes payable and other indebtedness, less current portion	$1,085	$1,231
Total stockholders’ equity	$1,014,675	$975,561

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with revenue growth rates derived from non-GAAP revenue amounts.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates and billing days. The Company provides “same billing days and constant currency” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s lines of business on both a reported basis and also on a same-day, constant-currency basis for global, U.S. and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because management believes it better reflects the Company’s actual revenue growth rates and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days and constant currency exchange rates.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual revenue growth derived from revenue amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (Same Billing Days and Constant Currency)
	2014				2015		2014				2015
	Q1	Q2	Q3	Q4	Q1	Q2	Q1	Q2	Q3	Q4	Q1	Q2
Global
Accountemps	1.7	6.5	10.1	9.6	8.0	6.6	1.4	6.5	9.8	11.6	12.2	10.1
OfficeTeam	4.7	9.1	14.1	12.6	9.5	6.9	4.0	9.0	14.0	14.7	14.1	10.8
RH Technology	9.3	7.8	11.0	11.4	16.2	16.6	9.5	8.5	10.9	12.7	19.0	18.8
RH Management Resources	5.6	12.4	18.9	14.1	10.4	2.0	5.3	12.2	18.4	17.3	17.3	7.9
Temporary and consultant staffing	4.1	8.2	12.5	11.3	10.0	7.5	3.8	8.3	12.3	13.4	14.5	11.3
Permanent placement staffing	11.1	13.8	16.0	12.8	6.2	7.5	11.6	14.2	15.7	15.7	11.9	13.0
Total staffing	4.8	8.7	12.9	11.5	9.7	7.5	4.5	8.9	12.6	13.6	14.2	11.5
Protiviti	14.8	15.5	20.7	20.9	22.0	20.4	14.1	14.4	18.3	22.5	26.6	23.4
Total	5.9	9.6	13.9	12.7	11.2	9.2	5.7	9.6	13.4	14.9	15.9	13.1

United States
Temporary and consultant staffing	5.9	9.3	13.2	13.8	14.8	12.4	5.4	9.8	13.0	14.0	15.6	12.4
Permanent placement staffing	12.6	15.8	21.8	20.8	15.6	18.7	12.1	16.3	21.6	21.0	16.4	18.7
Total staffing	6.4	9.8	13.9	14.3	14.8	12.9	5.9	10.3	13.7	14.6	15.7	12.9
Protiviti	19.0	19.0	22.0	26.9	26.2	24.3	18.0	18.4	19.9	27.1	27.9	24.1
Total	7.9	11.0	15.0	16.0	16.3	14.5	7.5	11.4	14.6	16.4	17.5	14.5

International
Temporary and consultant staffing	-1.2	4.6	10.4	3.1	-6.0	-9.3	-1.0	3.3	9.9	11.4	10.6	7.7
Permanent placement staffing	8.6	10.6	6.3	-0.6	-9.8	-11.9	10.8	10.7	5.6	6.8	4.0	3.1
Total staffing	0.1	5.4	9.8	2.6	-6.6	-9.7	0.6	4.4	9.3	10.8	9.6	7.0
Protiviti	0.4	2.4	14.6	-1.2	4.8	4.0	0.8	-0.2	11.0	5.4	21.3	20.4
Total	0.1	5.1	10.3	2.1	-5.4	-8.2	0.6	3.9	9.5	10.1	11.0	8.5
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as-reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period, to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
The term “same billing days and constant currency” means that the impact of different billing days has been removed from constant currency calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 8-10.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES

REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Accountemps
As Reported	1.7	6.5	10.1	9.6	8.0	6.6
Billing Days Impact	-0.5	0.4	-0.1	0.3	0.9	-0.1
Currency Impact	0.2	-0.4	-0.2	1.7	3.3	3.6
Same Billing Days and Constant Currency	1.4	6.5	9.8	11.6	12.2	10.1
OfficeTeam
As Reported	4.7	9.1	14.1	12.6	9.5	6.9
Billing Days Impact	-0.5	0.5	-0.2	0.2	0.8	-0.1
Currency Impact	-0.2	-0.6	0.1	1.9	3.8	4.0
Same Billing Days and Constant Currency	4.0	9.0	14.0	14.7	14.1	10.8
Robert Half Technology
As Reported	9.3	7.8	11.0	11.4	16.2	16.6
Billing Days Impact	-0.5	0.5	-0.2	0.3	0.9	0.0
Currency Impact	0.7	0.2	0.1	1.0	1.9	2.2
Same Billing Days and Constant Currency	9.5	8.5	10.9	12.7	19.0	18.8
Robert Half Management Resources
As Reported	5.6	12.4	18.9	14.1	10.4	2.0
Billing Days Impact	-0.4	0.6	-0.2	0.2	0.9	0.0
Currency Impact	0.1	-0.8	-0.3	3.0	6.0	5.9
Same Billing Days and Constant Currency	5.3	12.2	18.4	17.3	17.3	7.9
Temporary and consultant staffing
As Reported	4.1	8.2	12.5	11.3	10.0	7.5
Billing Days Impact	-0.5	0.5	-0.1	0.3	0.9	0.0
Currency Impact	0.2	-0.4	-0.1	1.8	3.6	3.8
Same Billing Days and Constant Currency	3.8	8.3	12.3	13.4	14.5	11.3
Permanent placement staffing
As Reported	11.1	13.8	16.0	12.8	6.2	7.5
Billing Days Impact	-0.5	0.6	-0.1	0.2	0.9	0.0
Currency Impact	1.0	-0.2	-0.2	2.7	4.8	5.5
Same Billing Days and Constant Currency	11.6	14.2	15.7	15.7	11.9	13.0
Total staffing
As Reported	4.8	8.7	12.9	11.5	9.7	7.5
Billing Days Impact	-0.5	0.6	-0.2	0.2	0.8	0.0
Currency Impact	0.2	-0.4	-0.1	1.9	3.7	4.0
Same Billing Days and Constant Currency	4.5	8.9	12.6	13.6	14.2	11.5
Protiviti
As Reported	14.8	15.5	20.7	20.9	22.0	20.4
Billing Days Impact	-1.0	-0.7	-2.1	0.2	1.6	-0.1
Currency Impact	0.3	-0.4	-0.3	1.4	3.0	3.1
Same Billing Days and Constant Currency	14.1	14.4	18.3	22.5	26.6	23.4
Total
As Reported	5.9	9.6	13.9	12.7	11.2	9.2
Billing Days Impact	-0.4	0.4	-0.4	0.3	1.1	0.0
Currency Impact	0.2	-0.4	-0.1	1.9	3.6	3.9
Same Billing Days and Constant Currency	5.7	9.6	13.4	14.9	15.9	13.1

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Temporary and consultant staffing
As Reported	5.9	9.3	13.2	13.8	14.8	12.4
Billing Days Impact	-0.5	0.5	-0.2	0.2	0.8	0.0
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	5.4	9.8	13.0	14.0	15.6	12.4

Permanent placement staffing
As Reported	12.6	15.8	21.8	20.8	15.6	18.7
Billing Days Impact	-0.5	0.5	-0.2	0.2	0.8	0.0
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	12.1	16.3	21.6	21.0	16.4	18.7

Total staffing
As Reported	6.4	9.8	13.9	14.3	14.8	12.9
Billing Days Impact	-0.5	0.5	-0.2	0.3	0.9	0.0
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	5.9	10.3	13.7	14.6	15.7	12.9

Protiviti
As Reported	19.0	19.0	22.0	26.9	26.2	24.3
Billing Days Impact	-1.0	-0.6	-2.1	0.2	1.7	-0.2
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	18.0	18.4	19.9	27.1	27.9	24.1

Total
As Reported	7.9	11.0	15.0	16.0	16.3	14.5
Billing Days Impact	-0.4	0.4	-0.4	0.4	1.2	0.0
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	7.5	11.4	14.6	16.4	17.5	14.5

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Temporary and consultant staffing
As Reported	-1.2	4.6	10.4	3.1	-6.0	-9.3
Billing Days Impact	-0.4	0.4	-0.2	0.2	0.8	0.0
Currency Impact	0.6	-1.7	-0.3	8.1	15.8	17.0
Same Billing Days and Constant Currency	-1.0	3.3	9.9	11.4	10.6	7.7

Permanent placement staffing
As Reported	8.6	10.6	6.3	-0.6	-9.8	-11.9
Billing Days Impact	-0.5	0.5	-0.2	0.2	0.7	0.0
Currency Impact	2.7	-0.4	-0.5	7.2	13.1	15.0
Same Billing Days and Constant Currency	10.8	10.7	5.6	6.8	4.0	3.1

Total staffing
As Reported	0.1	5.4	9.8	2.6	-6.6	-9.7
Billing Days Impact	-0.4	0.5	-0.2	0.3	0.8	0.0
Currency Impact	0.9	-1.5	-0.3	7.9	15.4	16.7
Same Billing Days and Constant Currency	0.6	4.4	9.3	10.8	9.6	7.0

Protiviti
As Reported	0.4	2.4	14.6	-1.2	4.8	4.0
Billing Days Impact	-0.8	-0.6	-2.0	0.1	1.6	-0.1
Currency Impact	1.2	-2.0	-1.6	6.5	14.9	16.5
Same Billing Days and Constant Currency	0.8	-0.2	11.0	5.4	21.3	20.4

Total
As Reported	0.1	5.1	10.3	2.1	-5.4	-8.2
Billing Days Impact	-0.5	0.4	-0.3	0.2	1.1	0.0
Currency Impact	1.0	-1.6	-0.5	7.8	15.3	16.7
Same Billing Days and Constant Currency	0.6	3.9	9.5	10.1	11.0	8.5